Exhibit 10.10

RECORDING REQUESTED BY AND	)
WHEN RECORDED MAIL TO:	)
Jones Day	)
3161 Michelson Drive, Suite 800)
Irvine, California 92612)
Attn: Carol Su	)

Space Above for Recorder’s Use
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT
AND FIXTURE FILING
(Preston Commons)
This Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (this “Amendment”) is made as of November 3, 2021, by and between KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Grantor”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (“Administrative Agent”) for itself and the other lenders from time to time party to the Loan Agreement described below (individually, a “Lender” and collectively, the “Lenders”).
Factual Background
A.Pursuant to that certain Loan Agreement, dated as of November 3, 2017, by and among Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII One Washingtonian, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, KBSIII Legacy Town Center, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company (collectively, “Original Borrower”), Lenders and Administrative Agent, as modified by a Loan Extension and Modification Agreement, dated as of November 3, 2020 (as modified, the “Original Loan Agreement”), Lenders agreed to make a loan to Original Borrower (the “Loan”). KBSIII One Washingtonian, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company, have been released from their respective obligations under the Original Agreement, and neither remains a “Borrower” thereunder, nor shall either be deemed a “Borrower” hereunder or under the Deed of Trust (as defined below).

B.The Loan is presently evidenced by certain promissory notes issued pursuant to the Original Loan Agreement in the aggregate principal amount of One Billion Ten Million Dollars ($1,010,000,000) (collectively, the “Existing Notes”). The Existing Notes, and all substitutions therefor and replacements thereof, are secured by, among other things, that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Preston Commons) (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Deed of Trust”), dated as of November 3, 2017, from Grantor to PRLAP, Inc., Trustee, for the benefit of Administrative Agent, covering certain property in Dallas County, Texas more particularly described on Exhibit A attached hereto (the “Property”), which Deed of Trust was recorded on November 6, 2017 in the Official Records of Dallas County, Texas (the “Official Records”) as Document No. 201700312331.
C.Concurrently herewith, Administrative Agent and certain other lenders (each a “Lender” and collectively, “Lenders”), and Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company (each, a “Borrower” and, collectively, “Borrowers”), are entering into that certain Amended and Restated Loan Agreement, dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), pursuant to which Borrowers, Lenders and Administrative Agent have agreed to amend and restate their respective rights, duties and obligations under the Original Loan Agreement in accordance with the terms thereof.
D.As a condition to the effectiveness of the Loan Agreement, Grantor and Administrative Agent desire to amend the Deed of Trust to, among other things provide that the obligations of Grantor secured under the Deed of Trust shall include, without limitation, the obligations of Grantor under the Original Loan Agreement, as amended and restated by the Loan Agreement.
Agreement
Therefore, the parties hereto agree as follows:
1.The definitions of the following terms set forth in Article I of the Deed of Trust are hereby amended to read as follows:
“’Borrower’ means individually and collectively, Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company.
“’Loan Agreement’ means the Amended and Restated Loan Agreement, dated as of November 3, 2021, among Borrower, Administrative Agent and Lenders, which sets forth, among other things, the terms and conditions upon which the proceeds of the Loan will be disbursed, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.”
“’Note’ or ‘Notes’ mean (i) one or more promissory notes made by Borrower and payable to the order of each of the Lenders in the aggregate face principal amount of Six Hundred Thirteen Million Two Hundred Thousand and No/100 Dollars ($613,200,000.00), and each bearing interest as provided in the Loan Agreement, and (ii) all other promissory notes given in substitution thereof or in modification, supplement, increase, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified. Additionally, the Notes provide that the principal balance evidenced thereby shall bear interest at a floating rate of interest subject to change from time to time.”
2.The Deed of Trust is modified to secure payment and performance of Grantor’s obligations under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), as amended and modified to date, in addition to all other obligations described therein. In all other respects, the Deed of Trust shall remain unmodified and in full force and effect.
3.The provisions of Section 9.13 of the Deed of Trust are, by this reference, incorporated into the terms of this Agreement as if fully set forth herein.
4.This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.This Amendment shall be governed by the laws of the State of Texas, without regard to the choice of law rules of that State.
[Signatures Appear on Following Page]

IN WITNESS WHEREOF, this Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is executed by the parties hereto as of the date first written above.

GRANTOR

KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
S-1

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By: /s/ Kevin McLain
Name:    Kevin McLain
Title:    Senior Vice President
S-2

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On October 27, 2021 before me, Jessica Nicole Castilla, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Jessica Nicole Castilla (Seal)

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California County of ORANGE

On 11/01/2021 before me, DULCE HANSEN , Notary Public,
(insert name and title of the officer)

personally appeared KEVIN MCLAIN who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Dulce Hansen (Seal)

EXHIBIT A
Legal Description
REAL PROPERTY IN THE CITY OF DALLAS, COUNTY OF DALLAS, STATE OF TEXAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
TRACT 1: (Fee Tract)
BEING A 5.261 ACRE (229,165 SQUARE FEET) TRACT OF LAND SITUATED IN THE A.J. MANNING SURVEY, ABSTRACT NO. 948, CITY OF DALLAS, DALLAS COUNTY, TEXAS AND BEING A PORTION OF CITY BLOCK NO. 5627 AND BEING ALL OF PRESTON COMMONS, AN ADDITION TO THE CITY OF DALLAS AS DESCRIBED BY PLAT RECORDED IN VOLUME 85139, PAGE 4526, DEED RECORDS OF DALLAS COUNTY, TEXAS (D.R.D.C.T.), SAID TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A P.K. NAIL FOUND FOR THE NORTHWEST CORNER OF SAID PRESTON COMMONS AND BEING THE SOUTHWEST CORNER OF PRESTON PARKWAY ADDITION, AN ADDITION TO THE CITY OF DALLAS AS DESCRIBED BY PLAT RECORDED IN VOLUME 7, PAGE 48, MAP RECORDS OF DALLAS COUNTY, TEXAS, SAID CORNER BEING IN THE EAST RIGHT-OF-WAY LINE OF WESTCHESTER DRIVE (A 50 FOOT RIGHT-OF-WAY);
THENCE ALONG THE SOUTH LINE SAID PRESTON PARKWAY ADDITION AND THE NORTH LINE OF SAID PRESTON COMMONS, NORTH 89 DEGREES 54 MINUTES 00 SECONDS EAST, A DISTANCE OF 368.85 FEET TO A P.K. NAIL FOUND FOR CORNER;
THENCE THE FOLLOWING COURSES AND DISTANCES ALONG THE LINE COMMON TO A TRACT OF LAND DESCRIBED TO VANTEX ENTERPRISES, INC. AS RECORDED IN VOLUME 94235, PAGE 3941 AND SAID PRESTON COMMONS;
SOUTH 00 DEGREES 15 MINUTES 43 SECONDS EAST, A DISTANCE OF 50.31 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER;
SOUTH 45 DEGREES 12 MINUTES 38 SECONDS EAST, A DISTANCE OF 70.77 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER;
NORTH 89 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 251.00 FEET TO A CHISELED “X” FOUND FOR THE NORTHEAST CORNER OF SAID PRESTON COMMONS AND BEING IN THE WEST RIGHT-OF-WAY LINE OF PRESTON ROAD (A 100-FOOT RIGHT-OF-WAY);
THENCE ALONG THE WEST RIGHT-OF-WAY LINE OF SAID PRESTON ROAD, SOUTH 00 DEGREES 15 MINUTES 45 SECONDS EAST, A DISTANCE OF 287.30 FEET TO A CHISELED “X” FOUND FOR THE SOUTHEAST CORNER OF SAID PRESTON COMMONS AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED BY DEED TO
A-1

JOSEPH P. LYNCH, D. D. BISHOP OF DALLAS, RECORDED IN VOLUME 3240, PAGE 475, D.R.D.C.T.;
THENCE ALONG THE NORTH LINE OF SAID LYNCH TRACT AND THE SOUTH LINE OF SAID PRESTON COMMONS, SOUTH 89 DEGREES 47 MINUTES 04 SECONDS WEST, A DISTANCE OF 667.00 FEET TO A CHISELED “X” FOUND FOR THE SOUTHWEST CORNER OF SAID PRESTON COMMONS AND BEING IN THE EAST LINE OF A TRACT OF LAND DESCRIBED BY DEED TO THOMAS TSCHOEPE, BISHOP OF THE ROMAN CATHOLIC DIOCESE OF DALLAS, RECORDED IN VOLUME 79007, PAGE 753, D.R.D.C.T.;
THENCE ALONG THE EAST LINE OF SAID TSCHOEPE TRACT AND THE WEST LINE OF SAID PRESTON COMMONS, NORTH, A DISTANCE OF 228.95 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER IN THE SOUTHEASTERLY LINE OF A STREET EASEMENT DESCRIBED BY DEED RECORDED IN VOLUME 79106, PAGE 2680, D.R.D.C.T., SAID CORNER BEING IN A CURVE TO THE LEFT, THE RADIUS POINT WHICH BEARS NORTH 44 DEGREES 14 MINUTES 02 SECONDS WEST, 207.49 FEET FROM SAID CORNER;
THENCE ALONG THE SOUTHEASTERLY LINE OF SAID STREET EASEMENT AND WITH SAID CURVE, THROUGH A CENTRAL ANGLE OF 05 DEGREES 28 MINUTES 35 SECONDS, AN ARC DISTANCE OF 19.83 FEET, A CHORD BEARING OF NORTH 43 DEGREES 01 MINUTE 42 SECONDS EAST AND A CHORD DISTANCE OF 19.82 FEET TO A CHISELED “X” FOUND FOR CORNER;
THENCE NORTH 11 DEGREES 20 MINUTES 40 SECONDS WEST, A DISTANCE OF 32.12 FEET TO A CHISELED “X” FOUND FOR CORNER IN A CURVE TO THE RIGHT, THE RADIUS POINT OF WHICH BEARS NORTH 78 DEGREES 39 MINUTES 20 SECONDS EAST, 606.79 FEET FROM SAID CORNER;
THENCE WITH SAID CURVE THROUGH A CENTRAL ANGLE OF 10 DEGREES 48 MINUTES 37 SECONDS AN ARC DISTANCE OF 114.49 FEET, A CHORD BEARING OF NORTH 05 DEGREES 56 MINUTES 27 SECONDS WEST AND A CHORD DISTANCE 114.32 FEET TO THE POINT OF BEGINNING;
CONTAINING A COMPUTED AREA OF 229,166 SQUARE FEET OR 5.261 ACRES OF LAND, MORE OR LESS.
TRACT 2: (Non-Exclusive Easement Estate)
BEING AN EASEMENT ESTATE AS CREATED BY THAT CERTAIN EASEMENT FROM THOMAS TSCHOEPE, BISHOP OF THE ROMAN CATHOLIC DIOCESE OF DALLAS, TO PRESTON STATE BANK, RECORDED IN VOLUME 79137, PAGE 3167, DEED RECORDS, DALLAS COUNTY, TEXAS, IN AND TO THE FOLLOWING TRACT OF LAND:

A-2

BEING A 1,954 SQUARE FOOT TRACT OF LAND SITUATED IN THE A. J. MANNING SURVEY, ABSTRACT NO. 948, CITY OF DALLAS, DALLAS COUNTY, TEXAS AND BEING A PORTION OF CITY BLOCK NO. 5627 THAT SAME TRACT OF LAND DESCRIBED TO PRESTON COMMONS LIMITED, RECORDED IN VOLUME 88194, PAGE 4843, DEED RECORDS OF DALLAS COUNTY, TEXAS (D.R.D.C.T.), SAID 1,954 SQUARE FOOT TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT A CHISELED “X” FOR THE SOUTHEAST CORNER OF PRESTON COMMONS, AN ADDITION TO THE CITY OF DALLAS, AS DESCRIBED BY PLAT RECORDED IN VOLUME 85139, PAGE 4526, DEED RECORDS, DALLAS COUNTY, TEXAS, SAID COMMENCING POINT BEING IN THE EAST LINE OF A TRACT OF LAND DESCRIBED BY DEED TO THOMAS TSCHOEPE, BISHOP OF THE ROMAN CATHOLIC DIOCESE OF DALLAS, RECORDED IN VOLUME 79007, PAGE 753, DEED RECORDS, DALLAS COUNTY, TEXAS;
THENCE ALONG THE EAST LINE OF SAID TSCHOEPE TRACT AND THE WEST LINE OF SAID PRESTON COMMONS, NORTH, A DISTANCE OF 176.62 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH 89 DEGREES 48 MINUTES 15 SECONDS WEST, A DISTANCE OF 94.52 FEET TO A POINT ALONG THE SOUTH LINE OF WELDON HOWELL PARKWAY AS RECORDED IN VOLUME 79106, PAGE 2680, DEED RECORDS, DALLAS COUNTY, TEXAS, SAID POINT BEING IN A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 30 DEGREES 13 MINUTES 33 SECONDS AND A RADIUS OF 207.49 FEET, A TANGENT BEARING NORTH 75 DEGREES 59 MINUTES 31 SECONDS EAST;
THENCE ALONG THE SOUTH LINE OF SAID WELDON HOWELL PARKWAY, AND WITH SAID CURVE TO THE LEFT AN ARC DISTANCE OF 109.46 FEET TO A 1/2-INCH IRON ROD SET IN THE WEST LINE OF SAID PRESTON COMMONS;
THENCE ALONG SAID WEST LINE SOUTH, A DISTANCE OF 52.33 FEET TO THE POINT OF BEGINNING;
CONTAINING A COMPUTED AREA OF 1,954 SQUARE FEET OF LAND OR 0.045 ACRES OF LAND.
FOR INFORMATIONAL PURPOSES ONLY:
8111, 8115 and 8117 Preston Road, Dallas, Texas 75225
APN: 00562700000010000
8120 Westchester Dr., Dallas, Texas 75225
APN: 00562700000010100
NAI-1522259842v2
A-3